Exhibit 10.25

Dated 3 November 2022

Global Deed of Discharge and Release

between

Wilmington Trust (London) Limited

as Common Security Agent

Wilmington Trust (London) Limited

as DB Facility Agent

Deutsche Bank AG, London Branch

as DB Facility Lender

Harbert European Specialty Lending Company II S.à. r.l.

as Harbert Facility Lender

and

The companies listed in Schedule 1
as Released Parties

White & Case Pte. Ltd.

88 Market Street #41-01

CapitaSpring

Singapore 048948

i

This Deed is made on 3 November 2022

Between:

(1)	Wilmington Trust (London) Limited as security trustee for the Secured Parties (as defined in the Intercreditor Agreement (as defined below)) (the “Common Security Agent”);

(2)	Wilmington Trust (London) Limited as DB Facility Agent (the “DB Facility Agent”);

(3)	Deutsche Bank AG, London Branch as DB Facility Lender (the “DB Facility Lender”);

(4)	Harbert European Specialty Lending Company II S.à. r.l. as Harbert Facility Lender (the “Harbert Facility Lender”); and

(5)	The Companies listed in Schedule 1 (Released Parties) (the “Released Parties”).

Recitals:

(A)	Each Released Party has entered into the Intercreditor Agreement, the Delaware Law Guarantees, the Singapore Law Guarantee and the Security Documents, in each case, to which it is a party in order to secure or provide assurance for the payment and performance of the relevant Secured Liabilities under the Debt Documents.

(B)	The Released Parties request that the relevant Secured Parties release all and any guarantees which they have the benefit of under the Intercreditor Agreement, the Delaware Law Guarantees and the Singapore Law Guarantee on the terms and conditions set out in this Deed.

(C)	The Released Parties request that the Common Security Agent releases and discharges all and any Security which it has over the relevant Charged Property on the terms and conditions set out in this Deed.

(D)	It is intended that this document takes effect as a deed notwithstanding the fact that a Party may only execute this document under hand.

It is agreed as follows:

1.	Interpretation

1.1	Definitions

In this Deed:

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

“Blue Torch Financing” means that certain facility agreement dated as of the date hereof, by and among the Borrower, as borrower, and Blue Torch Finance, LLC as administrative agent and collateral agent, and such other parties party thereto, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Borrower” means Near Intelligence Holdings Inc., a corporation incorporated under the laws of Delaware, United States of America with registration number 6646754 and registered office at 108 Lakeland Ave, Dover, Kent, Delaware.

“Business Day” means a day (other than a Saturday or Sunday):

(a)	on which banks are open for general business in London, Luxembourg, Singapore and New York; and

(b)	(in relation to any date for payment of an amount relating to a Loan) which is a US Government Securities Business Day.

“control” means the direct or indirect ownership of the majority of the voting share capital of such entity or the right or ability to determine the composition of a majority of the board of directors (or like board) of such entity, in each case whether by virtue of ownership of share capital, contract or otherwise.

“DB Finance Parties” has the meaning given to “Finance Parties” in the DB Facility Agreement.

“de-SPAC Documents” means, collectively, (i) the de-SPAC Merger Agreement, (ii) any agreement, instrument or document attached to the de-SPAC Merger Agreement as an exhibit, and (iii) the other agreements, certificates and instruments to be executed or delivered by any of the parties to the de-SPAC Merger Agreement pursuant to the de-SPAC Merger Agreement.

“de-SPAC Merger Agreement” means that certain Agreement and Plan of Merger, dated as of May 18, 2022, by and among KludeIn I Acquisition Corp., a Delaware corporation (“de-SPAC Parent”), Paas Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), Paas Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and the Borrower, as amended by that certain Amendment No. 1 to Agreement and Plan of Merger, dated on or about the date hereof.

“de-SPAC Transaction” means the consummation of the acquisition of 100% of the equity interests of the Borrower, directly or indirectly, by de-SPAC Parent, through the merger of (i) Merger Sub 1 with and into the Borrower, with the Borrower continuing as the surviving entity as a wholly owned subsidiary of the de-SPAC Parent, and (ii) the Borrower with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity as a wholly owned subsidiary of the de-SPAC Parent, in each case, in accordance with the de-SPAC Documents in all material respects.

“Deferred Payment Deadline” means the earliest of:

(a)	30 April 2023;

(b)	the date on which a Disposal occurs; and

(c)	the date on which any member of the Group receives any Disposal Proceeds.

“Delaware Law Guarantees” means each of the documents listed in Part I Schedule 2 (Released Documents).

“Disposal” means:

(a)	a sale, lease, licence, transfer, loan or other disposal by the Borrower or any other member of the Group of any shares or equity interests in any other member of the Group (whether voluntary or involuntary or by way of a single transaction or series of transactions) where the Borrower ceases to directly or indirectly own and control such member of the Group; or

(b)	a sale, lease, licence, transfer, loan or other disposal by any member of the Group of any asset, undertaking or business (whether voluntary or involuntary or by way of a single transaction or series of transactions), which is determined by the DB Facility Lender or the Harbert Facility Lender to constitute a material part of the assets, undertaking or business of the Group, but in any case excluding:

(i)	any Disposal pursuant to the de-SPAC Transaction;

(ii)	the issuance of any warrant for shares or equity interests in the Borrower in connection with the Blue Torch Financing; and

(iii)	the grant by the Borrower or any other member of the Group of Security over any of their assets in connection with the Blue Torch Financing.

“Disposal Proceeds” means any amount receivable by any member of the Group (including any amount receivable in repayment of intercompany debt) for any Disposal.

“Effective Date” means the date on which the Common Security Agent has received both of the following notices:

(a)	a notice from the DB Facility Agent that the Settlement Condition (DB Facility) has been satisfied in accordance with Clause 2 (Settlement Conditions) and that it has received all of the documents and other evidence listed in Schedule 3 (Conditions Precedent to Effective Date) in form and substance satisfactory to it prior to the date of this Deed; and

(b)	a notice from the Harbert Facility Lender that the Settlement Condition (Harbert Facility) has been satisfied in accordance with Clause 2 (Settlement Conditions) and that it has received all of the documents and other evidence listed in Schedule 3 (Conditions Precedent to Effective Date) in form and substance satisfactory to it prior to the date of this Deed.

“EUR”, “€” and “euro” denote the single currency of the Participating Member States.

“Final Settlement Account (DB Facility)” means an account notified by the DB Facility Agent to the Borrower in writing at least one (1) Business Day (or such shorter period agreed between the DB Facility Agent and the Borrower) prior to the Final Settlement Date.

“Final Settlement Account (Harbert Facility)” means an account notified by the Harbert Facility Lender to the Borrower in writing at least one (1) Business Day (or such shorter period agreed between the Harbert Facility Lender and the Borrower) prior to the Final Settlement Date.

“Final Settlement Amount (DB Facility)” means an amount notified by the DB Facility Agent to the Borrower in writing at least one (1) Business Day (or such shorter period agreed between the DB Facility Agent and the Borrower) prior to the Final Settlement Date, being the amount of the Secured Liabilities owing under the DB Facility Documents as at the Final Settlement Date.

“Final Settlement Amount (Harbert Facility)” means an amount notified by the Harbert Facility Lender to the Borrower in writing at least one (1) Business Day (or such shorter period agreed between the Harbert Facility Lender and the Borrower) prior to the Final Settlement Date, being the amount of the Secured Liabilities owing under the Harbert Facility Documents as at the Final Settlement Date.

“Final Settlement Date” means a date (that is a Business Day) which the Borrower may specify in accordance with paragraph (a) of Clause 2 (Settlement Conditions).

“Final Settlement Deferred Payment Amount (DB Facility)” means US$2,000,000.

“Final Settlement Deferred Payment Amount (Harbert Facility)” means €1,400,000 less any amounts to be deducted pursuant to paragraph (d)(i) of Clause 2 (Settlement Conditions) below.

“Final Settlement Initial Payment Amount (DB Facility)” means the Final Settlement Amount (DB Facility) less the Final Settlement Deferred Payment Amount (DB Facility).

“Final Settlement Initial Payment Amount (Harbert Facility)” means the Final Settlement Amount (Harbert Facility) less the Final Settlement Deferred Payment Amount (Harbert Facility).

“Final Settlement Initial Payment Amount (Harbert Facility) (EUR)” shall have the meaning ascribed to it in paragraph (d) of Clause 2 (Settlement Conditions) below.

“Group” means the Borrower and the Guarantors.

“Intercreditor Agreement” means the intercreditor agreement dated 29 April 2022 between, among others, the Released Parties, the Common Security Agent, the DB Facility Agent, the DB Facility Lender and the Harbert Facility Lender.

“Late Payment Fee” means any late payment fee payable the DB Facility Lender or (as the case may be) the Harbert Facility Lender under Clause 4.2 (Late Payment Fees).

“Legal Reservations” means:

(a)	the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)	the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim; and

(c)	similar principles, rights and defences under the laws of the Borrower’s Original Jurisdiction.

“Lender” has the meaning given to it in paragraph (a) of Clause 4.1 (Deferral of Settlement Amounts).

“Limitation Acts” means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.

“Original Jurisdiction” means, in relation to the Borrower, the jurisdiction under whose laws it is incorporated as at the date of this Deed.

“Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Party” means a party to this Deed.

“Pay-off Confirmation (DB Facility)” means a notice delivered by the DB Facility Agent substantially in the form set out in Schedule 4 (Form of Pay-off Confirmations).

“Pay-off Confirmation (Harbert Facility)” means a notice delivered by the Harbert Facility Lender substantially in the form set out in Schedule 4 (Form of Pay-off Confirmations).

“Released Security Assets” means all of the assets subject to the Security granted in favour of the Common Security Agent pursuant to the relevant Security Documents and released, discharged and/or reassigned pursuant to this Deed.

“Security Documents” means each of the documents listed in Part III of Schedule 2 (Released Documents).

“Settlement Condition (DB Facility)” has the meaning given to it in paragraph (c) of Clause 2 (Settlement Condition).

“Settlement Condition (Harbert Facility)” has the meaning given to it in paragraph (d) of Clause 2 (Settlement Conditions).

“Singapore Law Guarantee” means the document listed in Part II of Schedule 2 (Released Documents).

“Unpaid Sum” means any part of the Final Settlement Deferred Payment Amount (DB Facility), any part of the Final Settlement Deferred Payment Amount (Harbert Facility) or any part of any Late Payment Fee, in each case, due and payable but unpaid by the Borrower under this Deed.

“US Government Securities Business Day” has the meaning given to it in the DB Facility Agreement.

“USD” and “dollars” denote the lawful currency of the United States of America

1.2	Incorporation of defined terms

Unless a contrary indication appears, terms defined in the Intercreditor Agreement have the same meaning in this Deed.

1.3	Construction

The provisions in clause 1.2 (Construction) of the Intercreditor Agreement apply to this Deed, except that references to the Intercreditor Agreement shall be construed as references to this Deed.

1.4	Third Party Rights

(a)	Other than the Secured Parties, a person who is not party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

(b)	Notwithstanding any term of this Deed, the consent of any person who is not a Party is not required to rescind, vary or amend this Deed at any time.

2.	Settlement Conditions

(a)	The Borrower shall notify each of the DB Facility Agent and the Harbert Facility Lender of the Final Settlement Date at least two (2) Business Days prior to such date.

(b)	Upon receipt by each of the DB Facility Agent and the Harbert Facility Lender of a notification from the Borrower of the Final Settlement Date:

(i)	the DB Facility Agent shall notify the Borrower in writing of the Final Settlement Amount (DB Facility) and the Final Settlement Account (DB Facility) at least one (1) Business Day (or such shorter period agreed between the DB Facility Agent and the Borrower) prior to the Final Settlement Date; and

(ii)	the Harbert Facility Lender shall notify the Borrower in writing of the Final Settlement Amount (Harbert Facility) and the Final Settlement Account (Harbert Facility) at least one (1) Business Day (or such shorter period agreed between the Harbert Facility Lender and the Borrower) prior to the Final Settlement Date.

(c)	Upon the payment by or on behalf of the Borrower (including, for the avoidance, any creditor of the Borrower on behalf of the Borrower) of the Final Settlement Initial Payment Amount (DB Facility) to the DB Facility Agent on the Final Settlement Date to the Final Settlement Account (DB Facility) (the “Settlement Condition (DB Facility)”), the DB Facility Agent shall promptly deliver the Pay-off Confirmation (DB Facility) to the Borrower (on behalf of itself and each other Released Party) with a copy to the Common Security Agent.

(d)	Upon the payment by or on behalf of the Borrower (including, for the avoidance, any creditor of the Borrower on behalf of the Borrower) of the Final Settlement Initial Payment Amount (Harbert Facility) to the Harbert Facility Lender on the Final Settlement Date to the Final Settlement Account (Harbert Facility) (the “Settlement Condition (Harbert Facility)”), the Harbert Facility Lender shall promptly deliver the Pay-off Confirmation (Harbert Facility) to the Borrower (on behalf of itself and each other Released Party) with a copy to the Common Security Agent and, if such payment is denominated in USD, convert the Final Settlement Initial Payment Amount (Harbert Facility) into EUR within (1) one Business Day after such payment (the “Final Settlement Initial Payment Amount (Harbert Facility) (EUR)”). If:

(i)         the Final Settlement Initial Payment Amount (Harbert Facility) (EUR) is more than the Final Settlement Initial Payment Amount (Harbert Facility), the difference between the Final Settlement Initial Payment Amount (Harbert Facility) (EUR) and the Final Settlement Initial Payment Amount (Harbert Facility) shall be deducted from the Final Settlement Deferred Payment Amount (Harbert Facility); or

(ii)         the Final Settlement Initial Payment Amount (Harbert Facility) (EUR) is less than the Final Settlement Initial Payment Amount (Harbert Facility), the Harbert Facility Lender shall notify the Borrower and the Borrower (or any creditor of the Borrower on behalf of the Borrower) shall within (2) two Business Days after such notification transfer to the Harbert Facility Lender an amount in EUR equivalent to the difference between the Final Settlement Initial Payment Amount (Harbert Facility) (EUR) and the Final Settlement Initial Payment Amount (Harbert Facility).

3.	Voluntary Cancellation and Voluntary Prepayment under the DB Facility Agreement

(a)	The DB Facility Agent (on behalf of itself and the DB Facility Lender) agrees and confirms that, notwithstanding clause 7.2 (Voluntary Cancellation) and clause 7.3 (Voluntary Prepayment) of the DB Facility Agreement or any other contrary provision under any DB Facility Document, the Borrower may cancel the Available Facility (as defined in the DB Facility Agreement) of the DB Facility and prepay the DB Facility Loans in full or in part on the Final Settlement Date, in each case, without the need for any further notice under any of those clauses, provided that the Borrower gives notice of the Final Settlement Date in accordance with paragraph (a) of Clause 2 (Settlement Conditions).

(b)	The Harbert Facility Lender agrees and confirms that, notwithstanding clause 7 (Repayment, Prepayment and Cancellation) of the Harbert Facility Agreement or any other contrary provision under any Harbert Facility Document, the Borrower may cancel each Facility (as defined in the Harbert Facility Agreement) of the Harbert Facility and prepay the Harbert Facility Loans in full or in part on the Final Settlement Date, in each case, without the need for any further notice under any of those clauses, provided that the Borrower gives notice of the Final Settlement Date in accordance with paragraph (a) of Clause 2 (Settlement Conditions).

4.	Deferral of Settlement Amounts

4.1	Deferral of Settlement Amounts

(a)	Subject to the payment by the Borrower of the Final Settlement Initial Payment Amount (DB Facility) in accordance with paragraph (c) of Clause 2 (Settlement Conditions) and the payment by the Borrower of the Final Settlement Initial Payment Amount (Harbert Facility) in accordance with paragraph (d) of Clause 2 (Settlement Conditions):

(i)	the DB Facility Lender hereby agrees to extend the timeline for payment of the Final Settlement Deferred Payment Amount (DB Facility); and

(ii)	the Harbert Facility Lender hereby agrees to extend the timeline for payment of the Final Settlement Deferred Payment Amount (Harbert Facility),

in each case, to the Deferred Payment Deadline.

(b)	The Borrower shall:

(i)	pay to the DB Facility Lender and discharge the Final Settlement Deferred Payment Amount (DB Facility); and

(ii)	pay to the Harbert Facility Lender and discharge the Final Settlement Deferred Payment Amount (Harbert Facility),

in each case, as primary obligor on or prior to the Deferred Payment Deadline.

4.2	Late Payment Fees

(a)	If the DB Facility Lender does not receive any part of the Final Settlement Deferred Payment Amount (DB Facility) by the Deferred Payment Deadline, the Borrower shall pay to the DB Facility Lender (for its own account) an additional amount as a late payment fee in an amount which is 20 per cent. of such part of the Final Settlement Deferred Payment Amount (DB Facility) which remains outstanding as at the day falling immediately after the Deferred Payment Deadline, which late payment fee shall become due and payable on the day falling immediately after the Deferred Payment Deadline.

(b)	If the Harbert Facility Lender does not receive any part of the Final Settlement Deferred Payment Amount (Harbert Facility) by the Deferred Payment Deadline, the Borrower shall pay to the Harbert Facility Lender (for its own account) an additional amount as a late payment fee in an amount which is 20 per cent. of such part of the Final Settlement Deferred Payment Amount (Harbert Facility) which remains outstanding as at the day falling immediately after the Deferred Payment Deadline, which late payment fee shall become due and payable on the day falling immediately after the Deferred Payment Deadline.

4.3	Default Interest

(a)	If the Borrower fails to pay any part of the Final Settlement Deferred Payment Amount (DB Facility) or any part of any Late Payment Fee payable to the DB Facility Lender on its due date, interest shall accrue on the relevant Unpaid Sum from the due date up to the date of actual payment (both before and after judgment) at a rate which is 18 per cent. per annum. Any interest accruing under this paragraph (a) shall be immediately payable by the Borrower to the DB Facility Lender following written demand by the DB Facility Lender.

(b)	If the Borrower fails to pay any part of the Final Settlement Deferred Payment Amount (Harbert Facility) or any part of any Late Payment Fee payable to the Harbert Facility Lender on its due date, interest shall accrue on the relevant Unpaid Sum from the due date up to the date of actual payment (both before and after judgment) at a rate which is 18 per cent. per annum. Any interest accruing under this paragraph (b) shall be immediately payable by the Borrower to the Harbert Facility Lender following written demand by the Harbert Facility Lender.

(c)	Default interest (if unpaid) arising on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each calendar month but will remain immediately due and payable.

4.4	Pro Rata Payment

(a)	Each of the Borrower and the DB Facility Lender agrees that the Borrower may only make a Payment to the DB Facility Lender in respect of the Final Settlement Deferred Payment Amount (DB Facility) or the Late Payment Fee payable to the DB Facility Lender, or any default interest accrued on any such sum under Clause 4.3 (Default Interest), if a Payment in a pro rata amount is applied in payment of the Final Settlement Deferred Payment Amount (Harbert Facility) or the Late Payment Fee payable to the Harbert Facility Lender, or any default interest accrued on any such sum under Clause 4.3 (Default Interest).

(b)	Each of the Borrower and the Harbert Facility Lender agrees that the Borrower may only make a Payment to the Harbert Facility Lender in respect of the Final Settlement Deferred Payment Amount (Harbert Facility) or the Late Payment Fee payable to the Harbert Facility Lender, or any default interest accrued on any such sum under Clause 4.3 (Default Interest), if a Payment in a pro rata amount is applied in payment of the Final Settlement Deferred Payment Amount (DB Facility) or the Late Payment Fee payable to the DB Facility Lender, or any default interest accrued on any such sum under Clause 4.3 (Default Interest).

(c)	Each Lender shall promptly notify the other Lender of any Payment which it receives in respect of the Final Settlement Deferred Payment Amount (DB Facility) or the Final Settlement Deferred Payment Amount (Harbert Facility) (as applicable), any Late Payment Fee, or any default interest accrued on any such sum under Clause 4.3 (Default Interest).

4.5	Turnover

If at any time any Lender receives or recovers any Payment in respect of the Final Settlement Deferred Payment Amount (DB Facility) or the Final Settlement Deferred Payment Amount (Harbert Facility) (as applicable), any Late Payment Fee, or any default interest accrued on any such sum under Clause 4.3 (Default Interest), in each case, except in accordance with Clause 4.4 (Pro Rata Payment):

(a)	the relevant Lender will hold an amount of that receipt or recovery equal to the amount by which the receipt or recovery exceeds the pro rata amount as determined under Clause 4.4 (Pro Rata Payment) on trust for the other Lender and promptly pay or distribute that amount to the other Lender; and

(b)	as between the Borrower and the relevant Lender, the amount by which the receipt or recovery exceeds the pro rata amount as determined under Clause 4.4 (Pro Rata Payment) will be treated as not having been paid by the Borrower.

5.	Representations by the Borrower

The Borrower makes the representations and warranties set out in this Clause 5 to each of the DB Facility Lender and the Harbert Facility Lender.

5.1	Status

(a)	It is a limited liability corporation, duly incorporated and validly existing under the law of its Original Jurisdiction.

(b)	It has the power to own its assets and carry on its business as it is being conducted.

5.2	Binding Obligations

Subject to the Legal Reservations, the obligations expressed to be assumed by it in this Deed are legal, valid, binding and enforceable obligations.

5.3	Non-Conflict with Other Obligations

The entry into and performance by it of, and the transactions contemplated by, this Deed do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its constitutional documents; or

(c)	any agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument.

5.4	Power and Authority

(a)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, this Deed and the transactions contemplated by this Deed.

(b)	No limit on its powers will be exceeded as a result of the entry into and performance of its obligations under this Deed.

5.5	Validity and Admissibility in Evidence

(a)	All Authorisations required or desirable:

(i)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in this Deed; and

(ii)	to make this Deed admissible in evidence in its Original Jurisdiction,

have been obtained or effected and are in full force and effect.

(b)	All Authorisations necessary for the conduct of its business, trade and ordinary activities, and which are material, have been obtained or effected and are in full force and effect.

5.6	Governing Law and Enforcement

Subject to the Legal Reservations:

(a)	the choice of governing law of this Deed will be recognised and enforced in its Original Jurisdiction; and

(b)	any judgment obtained in relation to this Deed in the jurisdiction of the governing law of this Deed will be recognised and enforced in its Original Jurisdiction.

5.7	Time when Representations Made

(a)	All the representations and warranties in this Clause 5 are deemed to be made by the Borrower on the date of this Deed, the Final Settlement Date and the Effective Date.

(b)	Each representation or warranty deemed to be made after the date of this Deed shall be deemed to be made by reference to the facts and circumstances existing at the date the representation or warranty is deemed to be made.

6.	Undertakings by the Borrower

6.1	Disposals

The Borrower shall not (and shall ensure that no other member of the Group will) enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to make any Disposal, unless the Borrower provides evidence in form and substance satisfactory to each of the DB Facility Lender and the Harbert Facility Lender that payment of both the Final Settlement Deferred Payment Amount (DB Facility) and the Final Settlement Deferred Payment Amount (Harbert Facility) have been or will be made by the Deferred Payment Deadline.

6.2	Other Transactions

The Borrower shall not enter into, or permit to exist, any transaction (including the incurrence of any Financial Indebtedness) which may restrict or adversely affect its ability to pay the Final Settlement Deferred Payment Amount (DB Facility), the Final Settlement Deferred Payment Amount (Harbert Facility) and/or any Late Payment Fee, and/or any default interest accrued on any such sum under Clause 4.3 (Default Interest).

7.	Release under English Law

(a)	Subject to Clause 11 (Common Security Agent’s and DB Facility Agent’s Rights) and with effect from the Effective Date, each of the DB Facility Agent (on behalf of the DB Finance Parties), the Harbert Facility Lender and the Common Security Agent (on behalf of the Secured Parties) unconditionally and irrevocably releases each relevant Released Party from all obligations and liabilities arising under the Debt Documents, including for the avoidance of doubt, the guarantee and indemnity given by the relevant Released Party under clause 7 (Guarantee and indemnity) of the Intercreditor Agreement.

(b)	If any amount paid or credited to or recovered by any Secured Party or any Secured Liabilities recovered by any Secured Party is avoided or reduced by virtue of any bankruptcy, insolvency, liquidation, judicial management or similar laws of general application or any similar event, the obligations and liabilities of each relevant Released Party under the Debt Documents, including for the avoidance of doubt, clause 7 (Guarantee and indemnity) of the Intercreditor Agreement shall continue or be reinstated as if the releases under this Deed had not occurred and such amount shall not be considered to have been irrevocably paid.

(c)	For the avoidance of doubt, without prejudice to Clause 11 (Common Security Agent’s and DB Facility Agent’s Rights):

(i)	the DB Facility Agent shall no longer have any duties or obligations under the DB Facility Agreement, nor will any agency relationship exist as between the DB Facility Agent and any DB Finance Party, after the DB Facility Agent has complied with its obligations to distribute the Final Settlement Initial Payment Amount (DB Facility) to the DB Facility Lender; and

(ii)	the Common Security Agent shall no longer have any duties or obligations under the Intercreditor Agreement, nor will any trustee relationship exist as between the Common Security Agent and any Secured Party, after the Effective Date, it being acknowledged that the Final Settlement Deferred Payment Amount (DB Facility) is payable directly to the DB Facility Lender and the Final Settlement Deferred Payment Amount (Harbert Facility) is payable directly to the Harbert Facility Lender.

8.	Release and/or Discharge under Singapore Law

(a)	Subject to the occurrence of, and with effect from the Effective Date, the Harbert Facility Lender unconditionally and irrevocably releases each relevant Released Party from all obligations and liabilities arising under the Debt Documents, including for the avoidance of doubt, the Singapore Law Guarantee.

(b)	If any amount paid or credited to or recovered by the Harbert Facility Lender or any Secured Liabilities recovered by the Harbert Facility Lender is avoided or reduced by virtue of any bankruptcy, insolvency, liquidation, judicial management or similar laws of general application or any similar event, the obligations and liabilities of each relevant Released Party under the Debt Documents, including for the avoidance of doubt, the Singapore Law Guarantee shall continue or be reinstated as if the releases under this Deed had not occurred and such amount shall not be considered to have been irrevocably paid.

(c)	Subject to Clause 11 (Common Security Agent’s and DB Facility Agent’s Rights) and with effect from the Effective Date, the Common Security Agent (on behalf of the Secured Parties):

(i)	unconditionally and irrevocably releases and discharges each relevant Released Party’s property, assets and undertaking from the Security constituted, created, evidenced or conferred by or pursuant to the Singapore law governed Security Documents;

(ii)	unconditionally and irrevocably releases, discharges, waives, terminates, reassigns and retransfers to each relevant Released Party all its rights, title, and interest in the relevant Released Party’s property, assets and undertaking, present or future, that were assigned, charged or otherwise provided as Security to the Common Security Agent and/or the Secured Parties by or pursuant to the Singapore law governed Security Documents;

(iii)	consents to each relevant Released Party (at the cost and expense of the Released Parties) giving notice of the releases, discharges, waivers, terminations, reassignments and retransfers under this Deed to any person to whom notice of any Security created by or pursuant to the Singapore law governed Security Documents was given; and

(iv)	acknowledges and confirms the revocation of the power of attorney contained in the Singapore law governed Security Documents and every power and authority thereby conferred provided that nothing herein contained shall affect the validity of any act or thing done by the Common Security Agent pursuant to such power of attorney prior to the Effective Date.

(b)	On the Effective Date, the Released Security Assets shall be held free and discharged from the Security created by or pursuant to, and all claims arising under, the Singapore law governed Security Documents.

(c)	If any amount paid or credited to or recovered by any Secured Party or any Secured Liabilities recovered by any Secured Party is avoided or reduced by virtue of any bankruptcy, insolvency, liquidation, judicial management or similar laws of general application or any similar event, the obligations and liabilities of each relevant Released Party under the Singapore law governed Security Documents shall continue or be reinstated and the Secured Parties shall be entitled to recover the value or amount of the Security constituted thereby as if the discharges, releases, re-assignments and re-transfers (as applicable) under this Deed had not occurred and such amount shall not be considered to have been irrevocably paid.

9.	Release and/or Discharge under Delaware Law

(a)	Subject to Clause 11 (Common Security Agent’s and DB Facility Agent’s Rights) and with effect from the Effective Date, each of the DB Facility Agent (on behalf of the DB Finance Parties) and the Harbert Facility Lender unconditionally and irrevocably releases each relevant Released Party from all obligations and liabilities arising under the Debt Documents, including for the avoidance of doubt, the Delaware Law Guarantees.

(b)	If any amount paid or credited to or recovered by any DB Finance Party or (as the case may be) the Harbert Facility Lender or any Secured Liabilities recovered by any DB Finance Party or (as the case may be) the Harbert Facility Lender is avoided or reduced by virtue of any bankruptcy, insolvency, liquidation, judicial management or similar laws of general application or any similar event, the obligations and liabilities of each relevant Released Party under the Debt Documents, including for the avoidance of doubt, the Delaware Law Guarantees shall continue or be reinstated as if the releases under this Deed had not occurred and such amount shall not be considered to have been irrevocably paid.

(c)	Subject to Clause 11 (Common Security Agent’s and DB Facility Agent’s Rights) and with effect from the Effective Date, the Common Security Agent (on behalf of the Secured Parties):

(i)	unconditionally and irrevocably releases and discharges each relevant Released Party’s property, assets and undertaking from the Security constituted, created, evidenced or conferred by or pursuant to the Delaware law governed Security Documents;

(ii)	unconditionally and irrevocably releases, discharges, waives, terminates, reassigns and retransfers to each relevant Released Party all its rights, title, and interest in the relevant Released Party’s property, assets and undertaking, present or future, that were assigned, charged or otherwise provided as Security to the Common Security Agent and/or the Secured Parties by or pursuant to the Delaware law governed Security Documents;

(iii)	consents to each relevant Released Party (at the cost and expense of the Released Parties) giving notice of the releases, discharges, waivers, terminations, reassignments and retransfers under this Deed to any person to whom notice of any Security created by or pursuant to the Delaware law governed Security Documents was given; and

(iv)	acknowledges and confirms the revocation of the power of attorney contained in the Delaware law governed Security Documents and every power and authority thereby conferred provided that nothing herein contained shall affect the validity of any act or thing done by the Common Security Agent pursuant to such power of attorney prior to the Effective Date.

(d)	On the Effective Date, the Released Security Assets shall be held free and discharged from the Security created by or pursuant to, and all claims arising under, the Delaware law governed Security Documents.

(e)	If any amount paid or credited to or recovered by any Secured Party or any Secured Liabilities recovered by any Secured Party is avoided or reduced by virtue of any bankruptcy, insolvency, liquidation, judicial management or similar laws of general application or any similar event, the obligations and liabilities of each relevant Released Party under the Delaware law governed Security Documents shall continue or be reinstated and the Secured Parties shall be entitled to recover the value or amount of the Security constituted thereby as if the discharges, releases, re-assignments and re-transfers (as applicable) under this Deed had not occurred and such amount shall not be considered to have been irrevocably paid.

10.	Indemnity

The Borrower shall within three Business Days following written demand, indemnify the Common Security Agent, the DB Facility Agent, the DB Facility Lender and the Harbert Facility Lender against any cost, loss, liability or expense incurred by it as a result of the exercise or purported exercise of any of the rights, powers, discretions, authorities and remedies conferred on it or them by this Deed or otherwise relating to the Released Security Assets.

11.	Common Security Agent’s and DB Facility Agent’s Rights

Notwithstanding the releases and/or discharges referred to in Clause 7 (Release under English Law), Clause 8 (Release and/or Discharge under Singapore Law) or Clause 9 (Release and/or Discharge under Delaware Law), the provisions of the Debt Documents which provide for rights, powers, discretions, exclusions or limitations of liability, indemnities or other protections, in favour of the Common Security Agent or the DB Facility Agent, including, for the avoidance of doubt, the rights, powers, discretions, exclusions, limitations of liability, indemnities and protections set out under each of the following provisions:

(a)	(in the case of the Common Security Agent):

(i)	paragraph (g) of clause 22.2 (Instructions) of the Intercreditor Agreement;

(ii)	paragraph (a)(iii) of clause 22.7 (Rights and discretions) of the Intercreditor Agreement; and

(iii)	clause 22.11 (Primary Creditor’s indemnity to the Common Security Agent) of the Intercreditor Agreement;

(b)	(in the case of the DB Facility Agent):

(i)	paragraph (f) of clause 28.2 (Instructions) of the DB Facility Agreement;

(ii)	paragraph (a)(iii) of clause 28.7 (Rights and Discretions) of the DB Facility Agreement; and

(iii)	clause 28.11 (Lenders’ Indemnity to the Agent) of the DB Facility Agreement,

shall continue to apply in relation to the actions of the Common Security Agent or (as the case may be) the DB Facility Agent taken (or omitted to be taken) and the performance by the Common Security Agent or (as the case may be) the DB Facility Agent of its role and in relation to the matters contemplated by this Deed.

12.	Costs and Expenses

12.1	Expenses

The Borrower shall promptly following written demand, pay to each Primary Creditor the amount of all costs and expenses (including legal fees) (together with any applicable Indirect Tax) incurred by any Secured Party in connection with the negotiation, preparation, printing and execution of this Deed and the implementation including any action taken by any Secured Party in accordance with Clause 13 (Further Assurance) of the arrangements contemplated in this Deed and any related documentation.

12.2	Stamp Taxes

Clause 24.4 (Stamp taxes) of the Intercreditor Agreement shall apply as if it were set out in full in this Deed, save that references in that Clause to any “Debt Document” shall be treated in this Deed as being to this “Deed”.

13.	Further Assurance

(a)	The Common Security Agent confirms that it will promptly on the Effective Date, deliver all documents and notices (including all certificates and other documents of title or evidence of ownership) which it has in its possession or control in respect of the Released Security Assets to legal counsel to the relevant Released Party or as the relevant Released Party may reasonably request.

(b)	The Common Security Agent shall promptly on or after the Effective Date and subject to the Borrower having complied with Clause 12 (Costs and Expenses), do all such acts and execute all such documents (including, without limitation, terminations of deposit account control agreements, reassignments, retransfers, notices or releases) substantially in the forms provided to the Common Security Agent prior to the date of this Deed as a Released Party may reasonably specify to give effect to the release and discharge of the Security interests created by or pursuant to any Security Document to which it is a party in accordance with the provisions of Clause 8 (Release and/or Discharge under Singapore Law) or Clause 9 (Release and/or Discharge under Delaware Law).

(c)	Each Released Party or their designees shall, and the Common Security Agent hereby authorizes the Released Parties and/or their designees to, take all such action as is available to it (including making all filings, recordals and registrations) as may be necessary for the purpose of the release of any of the Released Security Assets from the Security created by or pursuant to the Security Documents (including, but not limited to:

(i)	the filing of the necessary Statements of Satisfaction of Registered Charge with the Accounting and Corporate Regulatory Authority of Singapore;

(ii)	the filing of the necessary UCC-3 statements;

(iii)	the filings with the United States Patent and Trademark Office; and

(iv)	the filings of the necessary Applications to Terminate Security Interests with the Intellectual Property Office of Singapore and the necessary Requests for the Recording of a Restriction of the Holder’s Right of Disposal with the International Bureau of the World Intellectual Property Organization and such other documents as may be required by any relevant intellectual property offices), in each case, promptly on or after the Effective Date.

14.	Amendments and Waivers

Any term of this Deed may be amended or waived only with the consent of each Party.

15.	Assignments and Transfers

(a)	No Released Party may assign any of its rights or transfer any of its rights or obligations under this Deed.

(b)	Each of the DB Facility Lender and the Harbert Facility Lender may assign and/or transfer all or any part of its rights and/or obligations under or in respect of this Deed to any person from time to time without the consent of each other or of any Released Party and each Released Party agrees to execute all documents and take all action that may be reasonably required by the DB Facility Lender or the Harbert Facility Lender (as applicable) in respect of any assignment or transfer, or proposed assignment or transfer. Any such assignee or transferee shall be and be treated as a party for all purposes of this Deed and shall be entitled to the full benefit of this Deed to the same extent as if it were an original party in respect of the rights or obligations assigned or transferred to it.

16.	Partial Invalidity

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

17.	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

18.	Governing Law

(a)	Except as provided in this Clause 18, this Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.

(b)	Clause 8 (Release and/or Discharge under Singapore Law) is governed by, and construed in accordance with, Singapore law.

(c)	Clause 9 (Release and/or Discharge under Delaware Law) is governed by, and construed in accordance with, Delaware law.

19.	Enforcement

19.1	Jurisdiction

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute relating to the existence, validity or termination of this Deed or any non-contractual obligation arising out of or in connection with this Deed) (a “Dispute”).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)	Notwithstanding paragraphs (a) and (b) above, to the extent allowed by law:

(i)	no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction; and

(ii)	the Secured Parties may take concurrent proceedings in any number of jurisdictions.

19.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law the Borrower:

(i)	irrevocably appoints Law Debenture Corporate Services Limited as its agent for service of process in relation to any proceedings before the English courts in connection with this Deed; and

(ii)	agrees that failure by a process agent to notify the Borrower of the process will not invalidate the proceedings concerned.

(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower must immediately (and in any event within 10 days of such event taking place) appoint another agent on terms acceptable to the Secured Parties. Failing this, the Secured Parties may appoint another agent for this purpose.

In Witness whereof this Deed has been executed and delivered as a deed by the Released Parties and signed by the Common Security Agent, the DB Facility Agent, the DB Facility Lender and the Harbert Facility Lender on the date stated at the beginning of this Deed.

Schedule 1
Released Parties

Company	Jurisdiction of incorporation	Company number
Near Intelligence Holdings Inc.	Delaware	6646754
Near Pte. Ltd.	Singapore	201205693G
Near Intelligence Pte. Ltd.	Singapore	202004197Z
Near North America, Inc.	Delaware	27-2139078

Schedule 2
Released Documents

Part I Delaware Law Guarantees

Item no.	Guarantor(s)	Date of Guarantee	Description of Guarantee	Governing law of Guarantee
1.	Near North America, Inc.	29 April 2022	Guaranty of payment agreement	State of Delaware
2.	Near North America, Inc. (formerly known as Ubermedia, Inc.)	5 August 2021	Guaranty of payment agreement	State of Delaware

Part II Singapore Law Guarantee

Item no.	Guarantor(s)	Date of Guarantee	Description of Guarantee	Governing law of Guarantee
1.	Near Intelligence Pte. Ltd.	26 January 2022	Deed of guarantee	Singapore

Part III Security Documents

Item no.	Security Provider(s)	Date of Security Document	Description of Security Document	Governing law of Security Document
1.	(a) Near Pte. Ltd. (b) Near Intelligence Pte. Ltd.	29 April 2022	Supplemental debenture	Singapore
2.	(a) Near Pte. Ltd. (b) The Borrower	29 April 2022	Pledge agreement over shares of the Borrower and Near North America, Inc.	State of Delaware
3.	The Borrower	29 April 2022	Debenture	Singapore
4.	(a) The Borrower (b) Near North America, Inc.	29 April 2022	Amended and restated intellectual property security agreement	State of Delaware
5.	(a) The Borrower (b) Near North America, Inc.	29 April 2022	Amended and restated security agreement	State of Delaware
6.	Near North America, Inc.	29 April 2022	Assignment of security agreement and intellectual property security agreement	State of Delaware
7.	Near North America, Inc. (formerly known as Ubermedia, Inc.)	11 May 2022	Springing account control agreement	State of California
8.	The Borrower	12 May 2022	Deposit account control agreement	State of New York
9.	Near North America, Inc.	12 May 2022	Deposit account control agreement	State of New York

Schedule 3
Conditions Precedent to Effective Date

1.	A copy of the constitutional documents of the Borrower.

2.	A copy of a resolution of the board of directors of the Borrower:

(a)	approving the terms of, and the transactions contemplated by, this Deed and resolving that it execute this Deed;

(b)	authorising a specified person or persons to execute this Deed on its behalf; and

(c)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Deed,

together with a copy of the acknowledgement and consent signed by the required holders of the issued shares in the Borrower acknowledging and consenting to, among others, the incurrence of the obligations under the terms of, and the transactions contemplated by, this Deed.

3.	Evidence that any process agent referred to in this Deed has accepted its appointment.

Schedule 4
Form of Pay-off Confirmations

From:	[Wilmington Trust (London) Limited as DB Facility Agent]/[Harbert European Specialty Lending Company II S.à. r.l. as Harbert Facility Lender]*

To:	Near Intelligence Holdings Inc. as Borrower (the “Borrower”)

Copy:	Wilmington Trust (London) Limited as Common Security Agent (the “Common Security Agent”)

____________ 2022

Pay-off Confirmation in relation to the global deed of discharge and release dated   ___________2022 between, among others, [the DB Facility Agent]/[the Harbert Facility Lender]*, the Common Security Agent and the Released Parties named therein (the “Global Deed of Release”)

1.	We refer to the Global Deed of Release. This is the Pay-off Confirmation [(DB Facility)]/[(Harbert Facility)]*.

2.	Except where the context otherwise requires and unless otherwise defined in this confirmation, terms and expressions which are defined or construed for the purposes of the Global Deed of Release shall have the same meaning or shall be construed in the same manner when used in this Pay-off Confirmation [(DB Facility)]/[(Harbert Facility)]*.

3.	Pursuant to Clause 2 (Settlement Conditions) of the Global Deed of Release, we hereby confirm the satisfaction of the Settlement Condition [(DB Facility)]/[(Harbert Facility)]*.

4.	We further confirm that we have received all of the documents and other evidence listed in Schedule 3 (Conditions Precedent to Effective Date) of the Global Deed of Release in form and substance satisfactory to us prior to the date of the Global Deed of Release.

5.	This Pay-off Confirmation and all non-contractual obligations arising out of or in connection with it are governed by English law.

*	Delete as applicable.

[WILMINGTON TRUST (LONDON) LIMITED] / [HARBERT EUROPEAN SPECIALTY LENDING COMPANY II S.À. R.L.]

as [DB Facility Agent]/[Harbert Facility Lender]

By:
Name:
Title:

Signatories

The Borrower

SIGNED, SEALED AND DELIVERED AS A DEED

By:	NEAR INTELLIGENCE HOLDINGS INC.

/s/ Anil Mathews	Signature

Anil Mathews	Name

Chief Executive Officer	Title

in the presence of

/s/ Rahul Agarwal	Signature of witness

Rahul Agarwal	Name of witness

100 W Walnut St. 4th Floor	Address of witness

Pasadena, CA 94301

Chief Financial Officer	Occupation of witness

Signature page of the Global Deed of Discharge and Release

Other Released Parties

EXECUTED AND DELIVERED AS A DEED

By:	NEAR PTE. LTD.

/s/ Anil Mathews	Signature

Anil Mathews	Name

Chief Executive Officer	Title

in the presence of

/s/ Rahul Agarwal	Signature of witness

Rahul Agarwal	Name of witness

100 W Walnut St. 4th Floor	Address of witness

Pasadena, CA 94301

Chief Financial Officer	Occupation of witness

EXECUTED AND DELIVERED AS A DEED

By:	NEAR INTELLIGENCE PTE. LTD.

/s/ Anil Mathews	Signature

Anil Mathews	Name

Chief Executive Officer	Title

in the presence of

/s/ Rahul Agarwal	Signature of witness

Rahul Agarwal	Name of witness

100 W Walnut St. 4th Floor	Address of witness

Pasadena, CA 94301

Chief Financial Officer	Occupation of witness

Signature page of the Global Deed of Discharge and Release

SIGNED, SEALED AND DELIVERED AS A DEED

By:	NEAR NORTH AMERICA, INC.

/s/ Anil Mathews	Signature

Anil Mathews	Name

Chief Executive Officer	Title

in the presence of

/s/ Rahul Agarwal	Signature of witness

Rahul Agarwal	Name of witness

100 W Walnut St. 4th Floor	Address of witness

Pasadena, CA 94301

Chief Financial Officer	Occupation of witness

Signature page of the Global Deed of Discharge and Release

The Common Security Agent

WILMINGTON TRUST (LONDON) LIMITED

By:	Lisa Mariconda

/s/ Lisa Mariconda

Signature page of the Global Deed of Discharge and Release

The DB Facility Agent

WILMINGTON TRUST (LONDON) LIMITED

By:	Lisa Mariconda

/s/ Lisa Mariconda

Signature page of the Global Deed of Discharge and Release

The DB Facility Lender

DEUTSCHE BANK AG, LONDON BRANCH

By:	Jaipal Chawla	By:	Nick Jarvis

/s/ Jaipal Chawla		/s/ Nick Jarvis

Signature page of the Global Deed of Discharge and Release

The Harbert Facility Lender

HARBERT EUROPEAN SPECIALTY LENDING COMPANY II S.À. R.L.

By:	Johan Kampe

/s/ Johan Kampe

Signature page of the Global Deed of Discharge and Release